UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2016
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		(713) 629-6600
Not Applicable
_____________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In February 2016, our board of directors approved the Marathon Oil Corporation Incentive Compensation Plan (the “2016 Plan”), subject to stockholder approval. As noted below, our stockholders approved the 2016 Plan at our annual meeting of stockholders held on May 25, 2016. The 2016 Plan became effective upon stockholder approval.
The 2016 Plan provides for the granting of stock options, including incentive stock options and nonqualified stock options, stock appreciation rights, stock awards, restricted stock awards, other stock-based awards, restricted stock units, dividend equivalent rights, cash awards, and performance awards to our employees, officers and directors. Up to a maximum of 55,000,000 shares of our common stock are available for issuance under the 2016 Plan.
Our Board will designate one or more committees of directors to determine the types of awards made under the 2016 Plan and to designate the award recipients. Consistent with past practice, we anticipate that the Compensation Committee will oversee administration of the 2016 Plan with respect to awards made to employees, and the Corporate Governance and Nominating Committee will oversee administration of the 2016 with respect to awards made to non-employee directors. The applicable committee has full and exclusive power to administer and interpret the 2016 Plan and may adopt guidelines for administering the 2016 Plan as it deems necessary or proper.
The foregoing description of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan, which is incorporated herein by reference to Appendix A to our Definitive Proxy Statement on Schedule 14A, filed on April 7, 2016.
Item 5.07. Submission of Matters to a Vote of Security Holders.
Marathon Oil Corporation's annual meeting of stockholders was held on May 25, 2016. In connection with the meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934. Following are the voting results on the matters voted upon at the meeting, all of which are described more fully in our 2016 Proxy Statement.
1. Each of our directors was elected for a term expiring in 2017.

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Gaurdie E. Banister, Jr.	598,575,854	35,388,435	846,164	110,031,427
Gregory H. Boyce	589,317,715	44,619,275	873,463	110,031,427
Chadwick C. Deaton	588,672,598	44,932,525	1,205,330	110,031,427
Marcela E. Donadio	591,838,238	42,129,023	843,192	110,031,427
Philip Lader	587,779,362	46,119,656	911,435	110,031,427
Michael E. J. Phelps	596,439,417	37,450,167	920,869	110,031,427
Dennis H. Reilley	593,506,655	40,435,458	868,340	110,031,427
Lee M. Tillman	595,386,795	38,601,867	821,791	110,031,427
2. PricewaterhouseCoopers LLP was ratified as our independent registered public accounting firm for 2016.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
732,339,178	10,698,908	1,803,794
3. The compensation of our named executive officers was approved.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
533,424,522	99,448,827	1,937,104	110,031,427
4. The Marathon Oil Corporation 2016 Incentive Compensation Plan was approved.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
585,034,080	48,019,979	1,756,394	110,031,427

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

May 25, 2016	By:	/s/ Gary E. Wilson
Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer